UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 31, 2005

                            SPECIAL DEVICES, INCORPORATED
               (Exact name of registrant as specified in its charter)



   Delaware                           333-75869                  95-3008754
(State or other jurisdiction        (Commission                (IRS employer
  of incorporation)                 file number)           identification no.)



14370 White Sage Road, Moorpark, California                          93021
(Address of principal executive offices)                          (Zip code)

                                 (805) 553-1200
               Registrant's telephone number, including area code)

                                 Not Applicable
                 ----------------------------------------------
           Former name or former address, if changed since last report



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

In connection with the preparation of the Company's Annual Report on Form 10-K, on January 31, 2005, the Audit Committee of the Board of Directors of the Company (the "Audit Committee") and management of the Company concluded that previously issued financial statements of the Company included in its Quarterly Report on Form 10-Q for the quarter ended August 1, 2004 should no longer be relied upon. The Audit Committee and management of the Company determined that the Company should restate the financial statements for the interim three month and nine month periods ended August 1, 2004 to reflect the appropriate accounting treatment for a separation agreement with the Company's former chief operating officer. The Company had been expensing the costs of the agreement over its term and had not accounted for the agreement as a deemed modification of the former chief operating officer's vested and unexercised stock options. The Audit Committee and management of the Company, after further review of the agreement in question, determined that the severance costs should have been accrued and compensation cost for the deemed modification of the related stock options should have been recorded when the agreement was signed in the quarter ended August 1, 2004 because the agreement did not require performance of substantive services during its term. This restatement will primarily involve an accrual for severance costs and a charge to compensation expense for the deemed modification of the stock options and is expected to result in an increase in operating expenses of $689,000, from $3,554,000 to $4,243,000 for the three month period ended August 1, 2004 and from $9,374,000 to $10,063,000 for the nine month period ended August 1, 2004, and an increase in net loss of $561,000, from $700,000 to $1,261,000 for the three month period ended August 1, 2004 and from $1,168,000 to $1,729,000 for the nine month period ended August 1, 2004,

The Audit Committee and the management of the Company discussed the matters disclosed in this filing with PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm. The Company will amend its Quarterly Report on Form 10-Q for the Quarter ended August 1, 2004 as soon as practical.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 2, 2005

                                   SPECIAL DEVICES, INCORPORATED
                                   Registrant

                               By:      /s/ JAMES E. REEDER
                               ------------------------------------------------
                                            James E. Reeder
                                         Vice President Finance
                                      (Principal Financial Officer)